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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 10, 2001


                                  FUNDTECH LTD.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)





             ISRAEL                                0-29634                            NOT APPLICABLE
------------------------------------      -----------------------------         -----------------------------
(State of Other Jurisdiction of           (Commission File Number)              (I.R.S. Employer
Incorporation)                                                                  Identification Number)




                   12 HA'HILAZON STREET, RAMAT GAN, ISRAEL             52522
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                   (Address of Principal Executive Offices)         (Zip Code)



                               011-972-3-575-2750
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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 .

ITEM 9.  REGULATION FD DISCLOSURE


         The Registrant issued a press release relating to updating third quarter guidance, which is attached as Exhibit 99.1 hereto, and incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 10, 2001



                                           FUNDTECH LTD.




                                           By:  /s/ REUVEN BEN-MENACHEM
                                              -------------------------
                                           Name:    Reuven Ben-Menachem
                                           Title:   Chairman of the Board,
                                                    President and Chief
                                                    Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT   NO.                       DESCRIPTION
-------------                       -----------
99.1                       Press Release, dated October 10, 2001